                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          SECURITY LAND & DEVELOPMENT
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                   SECURITY LAND & DEVELOPMENT  CORPORATION
                        2816 WASHINGTON ROAD SUITE 103
                            AUGUSTA, GEORGIA  30909


--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 5, 1998

--------------------------------------------------------------------------------

Notice is hereby given that the Annual Meeting of the stockholders of Security Land & Development Corporation will be held at the Sheraton Augusta Hotel, Bobby Jones Expressway and Wheeler Road, Augusta, Georgia, on March 5, 1998, at 10:00 A.M., Augusta, Georgia time, for the purpose of considering and acting on the following matters:

     1. Changing the By-Laws of Security Land & Development Corporation Article 3.2 from "the Board of Directors shall consist of not less than nine or more than fifteen members, the precise number to be fixed by resolution of the shareholders from time to time" to read, "The Board of Directors shall consist of not less than three or more than nine members, the precise number to be fixed by resolution of the shareholders from time to time".

     2.  Setting the number of the Board of Directors at seven.

     3.  The election of the Directors.

     4.  The election of an auditor for the company.

     5. The transaction of such other business as may properly come before the meeting.

Pursuant to the By-laws, the Board of Directors has fixed the close of business on February 5, 1998 as the record date for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to vote.

--------------------------------------------------------------------------------
IMPORTANT NOTICE FROM SECURITY LAND & DEVELOPMENT CORPORATION

     Enclosed with this notice of the Annual Meeting of Shareholders to be held on March 5, 1998 are a Proxy Statement and Proxy Card. I would like to urge each of you to plan to attend this meeting if at all possible and if not possible, please execute the enclosed proxy and return the same to me immediately. It is necessary that we have a quorum represented in person or by proxy in order to conduct any business at this meeting. Therefore, please give this your immediate attention and return it by mail.

                                    QUORUM


     The presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Based on the number of shares outstanding and entitled to vote as of December 15, 1997, a quorum for this meeting will be 2,618,804 shares.

--------------------------------------------------------------------------------
                      SHAREHOLDERS' PROPOSALS FOR ANNUAL

                          MEETING TO BE HELD IN 1999

     Shareholders who have a legitimate item of business that they wish to be taken up at the Corporation's Annual Stockholders Meeting to be held in the year 1999 must send their proposals to Security Land & Development Corporation, 2816 Washington Road, Suite 103, Augusta, Georgia 30909, no later than December 31, 1998. This deadline is necessitated by the fact that the Corporation must have time to review the proposal and to include same within the proxy materials to be reviewed by the Securities & Exchange Commission.

     PLEASE BE ADVISED THAT SECURITY LAND & DEVELOPMENT
CORPORATION WILL PROVIDE WITHOUT CHARGE BY WRITTEN
     REQUEST, A COPY OF THE CORPORATION'S ANNUAL REPORT
     ON FORM 10K, INCLUDING THE FINANCIAL STATEMENTS AND
SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE
     SECURITIES & EXCHANGE COMMISSION PURSUANT TO RULE
 13(A)(1) UNDER THE ACT FOR THIS CORPORATION'S FISCAL
     YEAR ENDED SEPTEMBER 30, 1997.

     ALL SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO:

          T. GREENLEE FLANAGIN
          PRESIDENT
          SECURITY LAND & DEVELOPMENT CORPORATION
          2816 WASHINGTON ROAD SUITE 103
          AUGUSTA, GEORGIA  30909

                         By Order of the Board of Directors



                         Gregory B. Scurlock
                         Secretary and Treasurer

                    SECURITY LAND & DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 5, 1998

--------------------------------------------------------------------------------

DATE OF FIRST MAILING TO STOCKHOLDERS:  FEBRUARY 5, 1998

     The accompanying proxy is solicited on behalf of the Board of Directors of Security Land & Development Corporation in connection with the Annual Meeting of Stockholders to be held March 5, 1998. The shares represented by a proxy in the accompanying form, which is properly executed, returned to management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to a matter to be acted upon, the shares represented by the proxy will be voted as stated in the section of this statement entitled Actions to be Taken Under the Proxy. A proxy may be revoked at the option of persons executing the same at any time before the voting thereof, either in writing or by being present and voting at the meeting.

     Only stockholders of record at the close of business on February 5, 1998 are entitled to vote at the Annual Meeting or any adjournment thereof. As of this date, the outstanding voting stock of Security Land & Development Corporation was 5,237,607 shares of Common Stock, ten cents ($0.10) par value. Each share of outstanding stock entitles the holder to one vote.

     The cost of solicitations of proxies will be borne by Security Land & Development Corporation, including the expenses in connection with preparing, assembling and mailing this statement. As in the past, Security Land & Development Corporation will also reimburse brokers, custodians, and nominees for their expense in sending proxies and proxy material to beneficial owners.

     If necessary in order to assure that more than the minimum of 50 percent of the outstanding shares required for a quorum are represented by proxies, proxy solicitation may also be made personally or by telephone or telegram by officers or employees of the corporation. Additionally, if a quorum is not present at the meeting, either in person or by proxy, then it is the intention of the Board of Directors to adjourn the meeting to such time as shall be then announced, but not later than 30 days from the date of the meeting as originally scheduled, and the officers and employees of the Corporation will be again requested to telephone shareholders for the sole purpose of requesting that they execute and return proxy cards. The meeting will continue to be adjourned from time to time until a quorum is obtained.

                        ACTION TO BE TAKEN UNDER PROXY

     The persons acting under the proxy will vote the shares represented thereby in accordance with the instructions of the grantor of the proxy. Unless otherwise instructed, the persons will vote FOR setting the number of the members of the Board of Directors at seven (7) members; FOR the election of the following nominees as directors; T. Greenlee Flanagin, W. Stewart Flanagin, Jr.,
M. David Alalof, Robert M. Flanagin, E. R. Murphey, Gregory B. Scurlock, John C. Bell, Jr.; FOR the approval of Cherry, Bekaert & Holland, C.P.A., as Auditor for the Company for the fiscal year ending September 30, 1998, and such matters as the holder may desire in the transaction of any other business as may come before the meeting or any adjournment thereof.

                        SETTING THE NUMBER OF DIRECTORS

     At the last Annual Stockholders' Meeting, a resolution was passed setting the number of directors of the Corporation at nine (9) members. Since then two directors , Melvin D. Barton and W. S. Flanagin, Sr., have resigned from the Board. Unless otherwise instructed, persons under proxy will vote FOR setting the number of directors at seven (7).

     In the event that a majority of the shares present and voting approve setting the number of directors at seven (7), it will be so set. If less than a majority so approve, then the number of directors will remain at nine (9) since it was so set at the last shareholders meeting and it requires a majority vote to change the number of directors. If by a majority vote the number of directors is set at more then nine (9), then the persons acting under the proxy will utilize the discretion contained in the proxy to vote such additional persons as are necessary to fill the vacancies so created. If by majority vote the number of directors is set at less than nine (9), then the persons acting under the proxy will vote such of the seven (7) persons nominated above as may be necessary to fill the number of director positions available. It is the present intention of persons acting under the proxy to eliminate from the successful slate by "straw vote", i.e., solely by chance.

                             ELECTION OF DIRECTORS

     One purpose of the Annual Meeting is to elect members to the Board of Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified.

     Shareholders may vote for the slate of Directors or may abstain. Additionally, shareholders may withhold authority to vote for certain individually named nominees in the slate by lining through or otherwise striking out the name of any such nominee.

     In the event, by reason of death or other unexpected occurrence, any one or more of the nominees shall not be available for election, the persons named in the proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. Unless contrary instructions are received, the persons named in the proxy have advised that they intend to vote FOR the nominees named by the Board of Directors of Security Land & Development Corporation.

     For the 12 month period starting December 19, 1996 and ending December 15, 1997, the Board of Directors held two (2) meetings. All of the nominees were not present at every meeting.

     Security Land & Development Corporation does have a standing audit committee consisting of the following members; M. David Alalof, T. Greenlee Flanagin, Gregory B. Scurlock and Chris Rouse of Cherry, Bekaert & Holland. There are no other standing committees.

     The names of the nine nominees, their principal occupations, the periods during which they have served as directors and their beneficial ownership of equity securities of Security Land & Development Corporation as of December 15, 1997, are set forth in the following table:


                                   NOMINEES                FOR               ELECTION

                                 Principal                                                           Shares
Names                            Occupation                 Served as                                Common Stock
Present Office                   For Preceding              Director                                 Owned Beneficially
(Age)                            5 Year Period              since               Term Expires         as of 12/15/97
-------------------------------------------------------------------------------------------------------------------------------
W. Stewart Flanagin, Jr.        Pharmacist &                1983                Annual Meeting       463,052 Shares       8.8%
(Chairman)                      Owner, Hill Drug Co.                            Scheduled
Age-49                                                                          March 5, 1998

T. Greenlee Flanagin            Licensed Realtor            1983                Annual Meeting       781,205 Shares      14.9%
(President)                                                                     Scheduled
Age-48                                                                          March 5, 1998

M. David Alalof                 President, A.H.S.           1977                Annual Meeting        27,526 Shares       ---
(Vice-President)                & Associates                                    Scheduled
Age-55                                                                          March 5, 1998

E. R. Murphey                   Retired Homebuilder         1980                Annual Meeting        50,000 Shares       ---
(Asst. Sec.-Treas.)                                                             Scheduled
Age-79                                                                          March 5, 1998

Robert M. Flanagin              Licensed Realtor            1987                Annual Meeting       499,083 Shares       9.5%
(Director)                                                                      Scheduled
Age-40                                                                          March 5, 1998

John C. Bell, Jr.               Attorney-at-Law             1983                Annual Meeting       303,865 Shares         6%
(Director)                                                                      Scheduled
Age-49                                                                          March 5, 1998

Gregory B. Scurlock             Senior Vice-President,      1983                Annual Meeting           500 Shares       ---
(Secretary-Treasurer)           First Union National Bank                       Scheduled
Age-49                          of Georgia                                      March 5, 1998


             STOCK TRANSACTIONS BY NOMINEES WITHIN LAST TWO YEARS

1/3/96   W. S. Flanagin, Sr. purchased 4,066 shares of stock.
9/9/97   W. Stewart Flanagin, Jr. purchased 2,000 shares of stock.


 PRESENT DIRECTORS &    AMOUNT OF SHARES   PERCENT OF
 OFFICERS AS A GROUP   BENEFICIALLY OWNED   OWNERSHIP
------------------------------------------------------
         7                  2,125,231          41%


                          PRINCIPAL SECURITY HOLDERS

     On or about November 29, 1982, Messrs. W. Stewart Flanagin, Jr., T. Greenlee Flanagin, and Robert M. Flanagin purchased 1,302,754 shares of stock including 1,140,307 shares owned by the Judy Lynn Tanner Insurance Agency, Inc. The Flanagins own as December 10, 1997, shares as follows:

     W. Stewart Flanagin, Jr.--           463,052 shares   8.8%
     1117 Glenn Avenue
     Augusta, Georgia  30904

     Thomas Greenlee Flanagin--           781,205         14.9%
     3326 Wheeler Road
     Augusta, Georgia  30909

     Robert Monroe Flanagin--             499,083          9.5%
     3052 Skinner Mill Road
     Augusta, Georgia  30909

     Anne Flanagin Smith--                387,541          7.4%
     Rt. 1, Box 106
     Great Falls, South Carolina  29055

     The Flanagin Family group owns a total of approximately 42.9% of all shares of stock issued and outstanding. This 42.9% includes 79,585 shares (1.5%) owned by Dr. W. S. Flanagin, Sr., and 34,008 shares owned by Harriette R. Flanagin.


                    REMUNERATION OF DIRECTORS AND OFFICERS

     The present Directors of the Company serve without compensation and no officer receives compensation in excess of fifty thousand and no/100 ($50,000) dollars annually. The Officers of the Corporation as a group (5) received or accrued compensation during the fiscal year ending September 30, 1997 in the sum of $26,216.00.

     There were no annuity, pension or retirement benefits paid during the fiscal year ending September 30, 1997 and none are proposed to be paid to any Officer or Director of Security Land & Development Corporation.

     There are no remuneration payments other than ordinary salary payments proposed to be made in the future (directly or indirectly) by the Corporation or any of its subsidiaries pursuant to any plan or arrangement with any Director or Officer.

     There were no options granted to any Officer or Director to purchase securities of Security Land & Development Corporation or its subsidiaries during the fiscal year ending September 30, 1997 and none have been granted to date.

                       INTEREST OF MANAGEMENT AND OTHERS
                            IN CERTAIN TRANSACTIONS

     The Company purchased insurance from A.H.S. & Associates, with which M. David Alalof is affiliated. The Board of Directors believe the prices were not in excess of prices that would have been paid had the Company obtained this insurance from other sources. The total premiums paid for this coverage during the fiscal year ending September 30, 1997 were in the amount of $5,545.

     M. David Alalof is also an investor of an entity that is a tenant at the shopping center. Total gross leasing revenue from this tenant was approximately $18,000 for the 1997 year end period.

     The Company paid $7,800 and $39,000 in 1997 to a real estate brokerage company as rental commissions and property sales commissions, respectively. A director of the Company is associated with the real estate brokerage company and was rental-sales agent to these transactions.

     Two directors were also paid rental management fees in the amounts of $379 and $1,998.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Cherry, Bekaert & Holland, C.P.A., 1029 Greene Street, Augusta, Georgia 30901, to serve as independent public accountants for the Corporation for the fiscal year ending September 30, 1997. Although the selection and appointment of independent accountants is not required to be submitted to a vote of the stockholders, the Board has decided to ask the stockholders to approve the appointment. If the stockholders do not approve such appointment, the Board will reconsider the appointment. The vote of a majority of the stock present and voting is necessary to approve the appointment of the auditor. It is the intention of the Board of Directors to vote the shares represented by any proxy so received FOR the approval of the selection of Cherry, Bekaert & Holland as C.P.A., unless otherwise indicated on any proxy so received.

     The firm of Cherry, Bekaert & Holland, Certified Public Accountant, does not presently have nor has not in the past had any direct or indirect financial or material interest in Security Land & Development Corporation or any of said Corporation's subsidiaries. The firm of Cherry Bekaert & Holland does not presently have nor had not in the past had any direct interest in Security Land & Development Corporation or any of said Corporation's subsidiaries in capacity of promoter, underwriter, voting trustee, director, officer, or employee. Representatives of Cherry, Bekaert & Holland are expected to be present at the meeting with an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions. The Board of Directors of the Company does have an audit committee as previously stated under "ELECTION OF DIRECTORS" heading.

     The affirmative vote, in person or by proxy, of a majority of all outstanding shares of the Company present at the meeting will be necessary for the adoption of this proposal.

     The Board of Directors recommend a vote FOR this proposal.

                                     PROXY

                    SECURITY LAND & DEVELOPMENT CORPORATION

PROXY FOR REGULAR ANNUAL MEETING OF SHAREHOLDERS, MARCH 5, 1998. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND IF VALIDLY EXECUTED WILL BE VOTED AT SAID MEETING AND WILL BE VOTED AS SPECIFIED.

     The undersigned hereby constitutes and appoints W. Stewart Flanagin, Jr. and Gregory B. Scurlock, and each or any of them my true and lawful attorneys in my name, place, and stead, and as my proxy with all vote for me at the annual meeting of the shareholders of the Security Land & Development Corp., to be held at the Sheraton Augusta Hotel, Bobby Jones Expressway at Wheeler Road, Augusta, Georgia, on Thursday, March 5, 1998, at 10:00 A.M., or at any adjournment or adjournments thereof according to the number I would be entitled to cast if I were personally present.

     THE BOARD OF DIRECTORS RECOMMENDS A FAVORABLE VOTE FOR THE FOLLOWING PROPOSALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SAID PROPOSALS.

     1. FOR [ ] or AGAINST [ ] changing the By-Laws of Security Land & Development Corporation Article 3.2 from "the
          Board of Directors shall consist of not less than nine or more than fifteen members, the precise number to fixed by resolution of the shareholders from time to time" to read, "The Board of Directors shall consist of not less than three or more than nine members, the precise number to be fixed by resolution of the shareholders from time to time".

     2. FOR [ ] or AGAINST [ ] setting the number of members of the Board of Directors at seven (7).

     3.   ELECTION OF DIRECTORS:
          FOR [ ] all nominees listed below or ABSTAIN [ ] (except as marked to the contrary below-withhold authority to vote for certain individually named nominees in the slate by lining through or otherwise striking out the name of any such nominee.)
          W. STEWART FLANAGIN, JR.; T. GREENLEE FLANAGIN;
          M. DAVID ALALOF; E. R. MURPHEY; JOHN C. BELL, JR.; GREGORY B. SCURLOCK; ROBERT M. FLANAGIN.

     4.   FOR [ ] or AGAINST [ ] the appointment of Cherry,
          Bekaert & Holland, C.P.A. as auditor for Security
          Land & Development Corporation.

     5. And upon any other business that may properly come before the meeting.

     DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS
WHICH MAY COME BEFORE THE MEETING. MANAGEMENT IS NOT PRESENTLY AWARE OF ANY SUCH MATTERS.

     A majority of my aforesaid attorney as shall be present and shall act at the meeting (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of all of my aforesaid attorney herein.

                    Receipt of notice is hereby acknowledged
             Signature                               Date
                      ------------------------------     -------
                    Shareholders (if signing as attorney, ad-ministrator, executor, guardian, or trustee, add your title to the signature)